SUPPLEMENT TO THE
FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND JANUARY 20, 1997 PROSPECTUS
The following information replaces the similar information found in the section entitled "FMR and Its Affiliates," beginning on page 11.
Erin Sullivan is manager of Emerging Growth, which she has managed since April 1997. She also manages another Fidelity fund. Ms. Sullivan joined Fidelity as a reserach associate in 1991, after receiving a bachelor of arts degree from Harvard University. Since then, she has worked as an analyst, manager and sector leader.